SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 20, 2000


                        NATIONAL COMPUTER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


            Minnesota                  0-3713                 41-0850527
  (State or other jurisdiction of   (Commission            (I.R.S. Employer
  incorporation or organization)    File Number)           Identification No.)


  11000 Prairie Lakes Drive, Minneapolis, Minnesota              55344
      (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (952) 829-3000


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         Reference is made to the press release issued by National Computer Systems, Inc. ("NCS") on June 20, 2000, a copy of which is attached hereto as
Exhibit 99.


Item 7.  Financial Statements and Exhibits

           (c)   Exhibits

                  99 - NCS Press Release, dated June 20, 2000

                                    Signature

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   June 21, 2000

                                    NATIONAL COMPUTER SYSTEMS, INC.



                                      By:   /s/ J. W. FENTON, JR.
                                           ----------------------------
                                            J.W. Fenton, Jr.
                                            Secretary/Treasurer